Item 1. Report to Stockholders:

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The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Exempt Income Fund

9|30|05

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam
Tax Exempt
Income Fund

9| 30| 05

Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	62
About the Trustees	63
Officers	69

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the period ended September 30, 2005, domestic stock and bond markets advanced modestly while major markets outside the United States showed far greater strength. The Federal Reserve Board’s program of interest-rate increases and higher energy prices put pressure on U.S. consumer spending, and the impact of an unusually active hurricane season on the U.S. economy introduced a new cause of concern for financial markets. We believe that amid the uncertainties of this economic and market environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We also want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 25 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Tax Exempt Income Fund: potential for
income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and as a result have varying degrees of credit risk -- the risk that the issuer won’t be able to repay the bond.

The fund’s management team can select bonds from a variety of state and local governments throughout the United States. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

The fund also combines two types of bonds to increase income potential. In addition to investing in high-quality bonds, the team allocates a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the team considers credit risk, interest-rate risk, and the risk that the bond will be prepaid. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

Putnam Tax Exempt Income Fund’s management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Their expertise in highly

Municipal bonds may finance a range of community projects and thus play a key role in local development.

Education	Health care	Housing	Industrials

School districts,	Hospitals, long-term	Single- and multi-	Chemical, container,
colleges, universities,	care facilities	family housing	paper, and waste
student loan programs			management companies

complex markets is a distinct advantage over smaller firms.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings --  either by acquiring more of a particular bond or selling it -- for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes. The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.”

Example: If a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2005.

0.05 ÷ (1.0 – 0.35) = 0.077 = 7.7%

Infrastructure	Utilities

Highways, bridges,	Public and private	Identified projects are not necessarily represented in
tunnels, roads, airport	utilities, waterworks,	your fund’s portfolio as of the date of this report,
facilities	sewers	and your fund may invest in securities representing
projects not shown here. Your fund’s holdings will
vary over time. For more information on current fund
holdings, see pages 9 and 33.

Putnam Tax Exempt Income Fund may be appropriate for investors who seek a high level of current income exempt from federal income tax, while also seeking to preserve capital. The fund invests mainly in intermediate- to long-term investment-grade bonds from a wide range of municipalities and industry sectors. The fund may invest a portion of its assets in lower-rated high-yield bonds.

Highlights

  For the year ended September 30, 2005, Putnam Tax Exempt Income Fund’s class A shares returned 4.28% without sales charges.
  The fund’s benchmark, the Lehman Municipal Bond Index, returned 4.05%.
  The average return for the fund’s Lipper category, General Municipal Debt Funds, was 3.49%.
  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 9/30/05

Since the fund's inception (12/31/76), average annual return is 7.41% at NAV and 7.23% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	5.39%	4.91%	69.08%	61.52%

5 years	5.69	4.73	31.90	25.98

1 year	4.28	–0.43	4.28	–0.43

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

Over the past year, an improving economy and falling default rates helped lower-rated debt (bonds rated Baa or lower) significantly outperform higher-rated debt. Your fund’s exposure to the lower-quality tiers of the municipal bond market enabled its results at net asset value (NAV, or without sales charges) to outperform those of its benchmark, which consists only of bonds rated Baa or better, and the average for its Lipper peer group, which has a slightly higher average credit quality. The fund also benefited from its defensive duration position. In addition, the fund’s overweight position, relative to the benchmark and its Lipper category, in tobacco settlement bonds boosted relative results as this segment of the market outperformed.

Market overview

Signs of solid economic growth, and the desire to curb the potential inflation that often accompanies growth, prompted the Federal Reserve Board (the Fed) to increase short-term interest rates eight times in 0.25% increments during the fund’s fiscal year. As a result, the federal funds rate rose from 1.75% at the beginning of the year to 3.75% at year-end. The Fed’s gradual approach to reining in economic growth may have helped allay investor fears of higher longer-term rates, as long-term bond yields ended the year lower despite rising short-term rates. As shorter- and longer-term interest rates began to converge, the yield curve flattened significantly. The yield curve is a graphical representation of bond yields with the same quality plotted from the shortest to the longest maturity.

An improving economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened, and bond prices rose, benefiting from strong interest among buyers in search of higher yields. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined overall for the year, and their prices rose accordingly. Airline-related industrial development bonds (IDBs) exhibited a high level of volatility and ended the year on weakness as both Northwest and Delta filed for bankruptcy in the final month of the period. No single state performed notably better than the other states. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors expect that bonds priced to reflect their potential call date will be less sensitive to interest-rate increases.

Strategy overview

Given our expectation for rising interest rates, your portfolio’s duration was relatively short (or defensive) at the beginning of the fund’s fiscal year and we continued to shorten it as the year progressed. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall. Despite the Fed’s short-term interest-rate increases, rates on longer-term bonds trended downward for much of the period and the prices of these bonds rose as a result. The fund’s defensive duration strategy benefited results as shorter-term rates generally rose during the period.

During the period, we sought to position the portfolio to take advantage of the flattening of the yield curve using interest-rate swaps, among other techniques. Because we believed that

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/05.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	4.05%

Lehman Aggregate Bond Index (broad bond market)	2.80%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.47%

Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. Treasury and agency securities)	1.31%

Equities
S&P 500 Index (broad stock market)	12.25%

S&P Utilities Index (utilities stocks)	38.67%

Russell 2000 Growth Index (small-company growth stocks)	17.97%

short-term rates would continue to rise, we reduced the fund’s positions in inverse floating-rate securities during the period. These securities pay additional interest income as short-term rates fall and less interest income when short-term rates rise. By decreasing the fund’s exposure to these securities, we took a defensive position against rising short-term rates. Our yield curve positioning detracted modestly from relative peer results for the period.

The fund benefited from its overweight to lower-rated, higher-yielding bonds in comparison with other funds in its peer group, as this segment of the market outperformed during the period. An overweight to tobacco settlement bonds had a similar positive effect.

Your fund’s holdings

Improving credit markets helped the performance of bonds rated A and below across many sectors. In general, the lower its credit rating, the stronger a bond’s performance was during the period. Positive performers for the fund among below-investment-grade credits included investments in tobacco settlement bonds issued by the DC Tobacco Settlement Financing Corporation (District of Columbia),

Badger Tobacco Asset Securitization Corporation (Wisconsin), and SC Tobacco Settlement Revenue Management (South Carolina). Payments from tobacco settlement bonds are secured by income promised to various states through settlements from tobacco companies. This income

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.

could be jeopardized as a result of large judgments against the companies, and market sentiment with regard to this sector has tended to shift from concern about litigation to optimism based on their attractive yields. Bonds from this sector strengthened considerably during the fiscal year as the outcome of various litigation efforts proved positive for the tobacco industry. Since we had overweighted the sector based on our analysts’ favorable outlook, the fund was able to fully participate in this rally.

Large cash flow coupled with modest supply created strong demand across many lower-rated, higher-yielding sectors, including hospitals and power. We took advantage of strong performance among these lower-rated bonds to trim the fund’s position in this segment of the market, as we believe that the rally is showing signs of having run its course. For example, we sold the fund’s position in unrated bonds issued by Louisiana Public Facilities Authority for Lake Charles Hospital after the price of these bonds rose in response to rising demand for higher-yielding municipal bonds. We also reduced exposure to bonds rated A– by Moody’s and issued by New York-based Long Island Power Authority.

In September 2005, the pre-refunding of a bond that was issued by North Carolina Medical Care Community Retirement Facilities for United

Portfolio credit quality overview

Credit qualities shown as a percentage of portfolio value as of 9/30/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Methodist Homes made a solid contribution to performance. Pre-refunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that mature at the older bond’s first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price, as it did in this instance since these bonds were not rated by Moody’s. The shortening of the bond’s time to maturity -- the original maturity of the bond was 10/1/23, and it is now 10/1/09 -- also contributed to the price increase, because the bonds are now being priced to a shorter point on the yield curve, which results in a lower yield and a higher bond price.

We increased the fund’s holdings in the single-family housing sector. We expect that this sector will outperform over the near term, as rising interest rates are likely to result in falling mortgage prepayment rates. In April 2005, for example, the fund purchased bonds in this sector issued by Missouri State Single Family Mortgage. As with any mortgage-backed security, our purchases in this sector involve extensive analysis of the cash flows of the underlying mortgages to assess and seek to manage prepayment risk. One area of focus within the sector is premium amortization class bonds (PACs), as these securities provide more predictable cash flows over a range of prepayment rates. We continue to see attractive security selection opportunities in both the primary and secondary markets. We have been avoiding bonds from state programs where issuers can “cross-call” bonds. Cross-calling occurs when the prepayments from one issue are used to prepay (or cross-call) bonds in another issue.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We expect the Fed to maintain its policy of increasing rates through 2005 and into 2006. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. We plan to maintain the fund’s defensive duration and to continue to increase its exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund’s positions. As the outperformance of lower-rated, higher-yielding bonds is slowing, we continue to reduce the fund’s exposure to this segment of the credit spectrum. We remain bearish on airline-related IDBs, while our view on tobacco settlement bonds is positive. We will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended September 30, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.

Fund performance
Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.41%	7.23%	6.58%	6.58%	6.54%	6.54%	6.96%	6.84%

10 years	69.08	61.52	58.53	58.53	55.68	55.68	64.26	58.97
Annual average	5.39	4.91	4.72	4.72	4.53	4.53	5.09	4.74

5 years	31.90	25.98	27.58	25.58	26.88	26.88	29.90	25.64
Annual average	5.69	4.73	4.99	4.66	4.88	4.88	5.37	4.67

1 year	4.28	–0.43	3.48	–1.51	3.46	2.46	3.85	0.45

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,853 and $15,568, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $16,426 ($15,897 at public offering price). See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 9/30/05

		Lipper General
	Lehman Municipal	Municipal Debt Funds

	Bond Index*	category average†
Annual average
(life of fund)	--	6.65%

10 years	80.18%	65.45
Annual average	6.06	5.15

5 years	35.98	30.78
Annual average	6.34	5.50

1 year	4.05	3.49

Index and Lipper results should be compared to fund performance at net asset value.

* Index inception date was 12/31/79.

† Over the 1-, 5-, and 10-year periods ended 9/30/05, there were 268, 221, and 145 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 9/30/05

	Class A		Class B	Class C	Class M
Distributions (number)	12		12	12	12

Income[1]	$0.381850		$0.324670	$0.311105	$0.356361

Capital gains[1]	--		--	--	--

Total	$0.381850		$0.324670	$0.311105	$0.356361

Share value:	NAV	POP	NAV	NAV	NAV	POP
9/30/04	$8.85	$9.27	$8.86	$8.86	$8.88	$9.18

9/30/05	8.84	9.18*	8.84	8.85	8.86	9.16

Current yield (end of period)
Current dividend rate[2]	4.16%	4.01%	3.51%	3.36%	3.86%	3.74%

Taxable equivalent[3]	6.40	6.17	5.40	5.17	5.94	5.75

Current 30-day SEC yield[4]	3.17	3.05	2.52	2.37	2.87	2.78

Taxable equivalent[3]	4.88	4.69	3.88	3.65	4.42	4.28

*	Reflects a reduction in sales charge that took effect on April 1, 2005.

1	Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2	Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3	Assumes maximum 35% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

4	Based only on investment income, calculated using SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Income Fund from April 1, 2005, to September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M
Expenses paid per $1,000*	$4.02	$7.31	$8.07	$5.54

Ending value (after expenses)	$1,028.50	$1,023.90	$1,024.40	$1,025.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2005, use the calculation method below. To find the value of your investment on April 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M
Expenses paid per $1,000*	$4.00	$7.28	$8.04	$5.52

Ending value (after expenses)	$1,021.11	$1,017.85	$1,017.10	$1,019.60

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M
Your fund's annualized
expense ratio†	0.79%	1.44%	1.59%	1.09%

Average annualized expense
ratio for Lipper peer group‡	0.87%	1.52%	1.67%	1.17%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Tax Exempt Income Fund	13%	33%	24%	18%	13%

Lipper General Municipal
Debt Funds category average	37%	48%	46%	48%	52%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results.  Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2005 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of September 30, 2005, and September 30, 2004.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $340,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2005.

* Formerly Putnam Tax-Free Insured Fund.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of September 30, 2005, and September 30, 2004.

N/A indicates the individual was not a member of Putnam's Executive Board as of 9/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

• Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

• Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 59th percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

• Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

16th	30th	27th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings --  as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders Putnam Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund, including the fund’s portfolio, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

The fund’s portfolio 9/30/05

Key to Abbreviations
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
COP Certificate of Participation	IFB Inverse Floating Rate Bonds
FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company
FNMA Coll. Federal National Mortgage	PSFG Permanent School Fund Guaranteed
Association Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance	XLCA XL Capital Assurance
GNMA Coll. Government National Mortgage
Association Collateralized

MUNICIPAL BONDS AND NOTES (98.1%)*

	Rating **	Principal amount	Value
Alabama (0.6%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. A-1, GNMA Coll., FNMA Coll., 6.05s, 4/1/17	Aaa	$2,000,000	$2,093,700
Fairfield, Indl. Dev. Auth. Rev. Bonds (USX Corp.),
Ser. A, 6.7s, 12/1/24	Baa1	5,500,000	5,591,135
U. of AL Rev. Bonds (Hosp. Birmingham), Ser. A,
AMBAC, 5s, 9/1/14	Aaa	500,000	537,965
			8,222,800

Alaska (0.3%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A,
4.4s,12/1/31	Aaa	3,755,000	3,802,576

Arizona (1.8%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	3,250,000	3,588,358
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BB+/P	6,110,000	6,492,181
Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12	Aaa	10,000,000	12,192,800
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), 5.8s, 12/1/31	A3	1,500,000	1,612,620
			23,885,959

Arkansas (0.9%)
AR Dev. Fin. Auth. Rev. Bonds, Ser. B, GNMA Coll.,
FNMA Coll., 3 3/4s, 1/1/26	AAA	2,000,000	1,980,300
AR State Hosp. Dev. Fin. Auth. Rev. Bonds (Washington
Regl. Med. Ctr.), 7 3/8s, 2/1/29 (Prerefunded)	Baa2	3,900,000	4,528,212
Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s,
2/1/27 (Prerefunded)	BB/P	5,000,000	5,592,350
			12,100,862

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value

California (11.4%)
CA State G.O. Bonds
MBIA, 5 3/4s, 12/1/11	Aaa	$225,000	$251,831
MBIA, 5 1/4s, 10/1/13	AAA	1,125,000	1,252,058
5 1/8s, 4/1/23	A2	3,000,000	3,170,100
5.1s, 2/1/34	A2	3,000,000	3,087,420
CA State Dept. of Wtr. Resources Rev. Bonds, Ser. A
6s, 5/1/15	A2	14,500,000	16,507,090
AMBAC, 5 1/2s, 5/1/16	Aaa	20,000,000	22,128,800
AMBAC, 5 1/2s, 5/1/15	Aaa	33,000,000	36,695,670
AMBAC, 5 1/2s, 5/1/13 #	Aaa	31,500,000	35,223,300
5 1/2s, 5/1/11	A2	500,000	549,415
CA State Econ. Recvy. G.O. Bonds
Ser. B, 5s, 7/1/23	Aa3	15,055,000	15,571,085
Ser. A, 5s, 7/1/16	Aa3	6,000,000	6,367,800
CA Statewide Cmnty. Dev. Auth. Multi-Fam. Rev.
Bonds (Hsg. Equity Res.), Ser. B, 5.2s, 12/1/29	Baa1	150,000	154,971
Golden State Tobacco Securitization Corp. Rev. Bonds
(Tobacco Settlement), Ser. B, AMBAC, 5s,
6/1/38 (Prerefunded)	Aaa	500,000	543,315
Rancho Mirage, JT Powers Fin. Auth. Rev. Bonds
(Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	1,200,000	1,286,664
Rancho Santiago, Cmnty. Coll. Dist. G.O.
Bonds, FSA
5s, 9/1/15	Aaa	665,000	732,650
5s, 9/1/14	Aaa	1,000,000	1,101,020
San Bernardino, City U. School Dist. G.O. Bonds,
Ser. A, FSA, 5s, 8/1/28	Aaa	5,005,000	5,254,399
			149,877,588

Colorado (0.3%)
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)	A3	1,860,000	2,135,987
6 3/8s, 12/15/30	A3	1,890,000	2,087,694
			4,223,681

Connecticut (1.4%)
CT State Dev. Auth. Poll. Control Rev. Bonds
(Western MA), Ser. A, 5.85s, 9/1/28	Baa2	3,000,000	3,234,690
Mashantucket, Western Pequot Tribe 144A
Rev. Bonds, Ser. A
6.4s, 9/1/11 (Prerefunded)	Aaa	7,435,000	7,927,643
6.4s, 9/1/11	Baa2	7,565,000	7,852,546
			19,014,879

Delaware (--%)
GMAC Muni. Mtge. Trust 144A sub. notes, Ser. A1-2,
4.9s, 10/31/39	A3	500,000	504,725

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
District of Columbia (7.4%)
DC G.O. Bonds, Ser. A
6 3/8s, 6/1/26 (Prerefunded)	AAA	$39,250,000	$40,913,415
6s, 6/1/26 (Prerefunded)	A	38,175,000	40,813,656
FSA, 5s, 6/1/26	Aaa	5,005,000	5,259,004
5s, 6/1/15	AAA	510,000	531,226
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
6 1/2s, 5/15/33	BBB	7,500,000	8,796,975
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds,
FGIC, 5s, 10/1/33	Aaa	1,000,000	1,032,560
			97,346,836

Florida (3.3%)
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
7 1/4s, 10/1/29	BBB+	5,530,000	6,222,522
Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, 7.65s, 7/1/16	Aaa	18,500,000	24,576,325
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Hosp. Adventist Hlth.), Ser. A, 5s, 11/15/20	A+	1,000,000	1,051,000
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (Shell Point Village), Ser. A, 5 1/2s, 11/15/29	BBB-	2,650,000	2,689,618
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19	BB+	3,700,000	4,056,865
North Broward, Hosp. Dist. Rev. Bonds, 6s, 1/15/31	A3	75,000	80,345
Oakstead, Cmnty. Dev. Dist. Cap. Impt. Rev. Bonds,
Ser. A, 7.2s, 5/1/32	BB+/P	1,170,000	1,252,637
Tampa, Util. Tax & Special Rev. Bonds, AMBAC,
6s, 10/1/07	Aaa	2,500,000	2,643,750
U. Central FL Assn., Inc. COP, Ser. A, FGIC,
5 1/4s,10/1/34	Aaa	500,000	533,180
			43,106,242

Georgia (3.5%)
Atlanta, Arpt. Rev. Bonds, Ser. A, FGIC, 5.6s, 1/1/30
(Prerefunded)	Aaa	1,000,000	1,101,440
Burke Cnty., Poll. Control Dev. Auth. Mandatory Put
Bonds (GA Power Co.), 4.45s, 12/1/08	A2	5,000,000	5,146,550
GA Muni. Elec. Pwr. Auth. Rev. Bonds
Ser. B, FGIC, 8 1/4s, 1/1/11	Aaa	10,000,000	12,195,900
Ser. 05-Y, AMBAC, 6.4s, 1/1/13	Aaa	20,280,000	23,277,587
Ser. 05-Y, AMBAC, 6.4s, 1/1/13 (Prerefunded)	Aaa	220,000	252,096
Ser. Y, AMBAC, 6.4s, 1/1/13 (Prerefunded)	Aaa	1,200,000	1,386,684
Richmond Cnty., Dev. Auth. Rev. Bonds (Amt.-Intl.
Paper Co.), Ser. A, 6 1/4s, 2/1/25	Baa2	1,950,000	2,072,811
			45,433,068

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
Hawaii (0.3%)
HI State Hsg. & Cmnty. Dev. Corp. Rev.
Bonds (Single Fam. Mtge.), Ser. B
3.7s, 1/1/22	Aaa	$ 3,000,000	$2,985,090
3 1/2s, 7/1/11	Aaa	545,000	541,060
3.3s, 1/1/10	Aaa	715,000	709,387
			4,235,537

Illinois (1.6%)
Cook Cnty., G.O. Bonds, Ser. B, MBIA, 5s, 11/15/29	Aaa	1,250,000	1,307,650
IL Dev. Fin. Auth. Rev. Bonds, 5.85s, 2/1/07	BBB	13,000,000	13,365,170
IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.),
5s, 12/1/33	Aa1	2,250,000	2,330,618
IL Fin. Auth. VRDN (Northwestern U.), Ser. A,
2.73s, 12/1/34	VMIG1	1,500,000	1,500,000
IL Hsg. Dev. Auth. Rev. Bonds (Home Owner Mtge.),
Ser. C-1, 3 1/2s, 8/1/11	Aa2	630,000	626,365
IL State G.O. Bonds, FSA, 5 3/8s, 10/1/12	Aaa	1,650,000	1,827,392
			20,957,195

Indiana (1.2%)
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	4,150,000	4,293,964
IN State Hsg. Fin. Auth. Single Fam. Mtge.
Rev. Bonds, Ser. A-1, GNMA Coll., FNMA Coll.
4 3/8s, 1/1/20	Aaa	780,000	778,315
4.2s, 1/1/17	Aaa	360,000	359,341
IN U. Rev. Bonds (IN U. Fac.), AMBAC,
5 1/4s, 11/15/23	Aaa	700,000	758,996
Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	5,000,000	5,182,050
Rockport, Poll. Control Mandatory Put Bonds
(Indiana Michigan Pwr. Co.), Ser. C, 2.625s, 10/1/06	BBB	3,750,000	3,717,638
			15,090,304

Iowa (1.0%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. D,
GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	3,600,000	3,762,216
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25	BBB-/P	7,565,000	9,115,522
9.15s, 7/1/09	BBB-/P	65,000	73,921
			12,951,659

Kentucky (0.8%)
KY Asset/Liability Comm. Gen. Fund Rev. Bonds,
Ser. A, AMBAC, 5s, 7/15/06	AAA	5,000,000	5,078,400
KY Econ. Dev. Fin. Auth. Hosp. Fac. VRDN (Baptist
Hlth. Care), Ser. C, 2.83s, 8/15/31	VMIG1	5,435,000	5,435,000
			10,513,400

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
Louisiana (0.4%)
Ernest N. Morial-New Orleans, Exhibit Hall Auth.
Special Tax, Ser. A, AMBAC, 5 1/4s, 7/15/20	Aaa	$ 2,000,000	2,146,220
Ernest N. Morial-New Orleans, Exhibit Hall Auth.
Special Tax Bonds, Ser. A, AMBAC, 5 1/4s, 7/15/21	Aaa	500,000	534,840
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds
(Cypress Apts.), Ser. A, GNMA Coll., 5 1/2s, 4/20/38	Aaa	250,000	266,613
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 01-B,
5 1/2s, 5/15/30	BBB	2,500,000	2,605,175
			5,552,848

Maryland (0.6%)
Howard Cnty., Rev. Bonds, Ser. A, U.S. Govt. Coll.,
8s, 5/15/29 (Prerefunded)	AAA	5,000,000	6,080,400
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Medstar Hlth.), 5 3/4s, 8/15/14	Baa1	1,500,000	1,648,335
			7,728,735

Massachusetts (3.2%)
MA Dev. Fin. Agcy. Rev. Bonds, Ser. A, MBIA,
5 1/2s, 1/1/11	Aaa	1,500,000	1,624,455
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	2,200,000	2,417,580
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	4,500,000	4,837,275
(Med. Ctr. of Central MA), AMBAC, 6.55s, 6/23/22	Aaa	6,050,000	6,495,704
(Partners Hlth. Care Syst.), Ser. C, 5 3/4s, 7/1/21	Aa3	5,000,000	5,524,850
(Caritas Christian Oblig. Group), Ser. A,
5 5/8s, 7/1/20	BBB	1,645,000	1,679,578
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/16	BBB	100,000	101,811
(New England Med. Ctr. Hosp.), Ser. H, FGIC,
5s, 5/15/11	Aaa	1,000,000	1,073,670
MA State Port Auth. Rev. Bonds, 13s, 7/1/13	AAA/P	5,655,000	7,920,167
MA State Special Oblig. Dedicated Tax Rev. Bonds,
FGIC, 5 1/4s, 1/1/24 (Prerefunded)	Aaa	10,000,000	11,016,900
			42,691,990

Michigan (1.2%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC, 5 1/4s, 4/1/24	Aaa	500,000	536,055
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 6s, 7/1/20	Baa3	1,700,000	1,781,175
MI State Hosp. Fin. Auth. Rev. Bonds (Oakwood Hosp.),
Ser. A, 5 3/4s, 4/1/32	A2	3,000,000	3,175,560
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	Aaa	2,400,000	2,394,768
MI State Hsg. Dev. Auth. Ltd. Oblig. Rev. Bonds
(Parkway Meadows), FSA, 4s, 10/15/10	Aaa	1,005,000	1,036,869
MI State Strategic Fund Solid Waste Disp. Rev. Bonds
(SD Warren Co.), Ser. C, 7 3/8s, 1/15/22	BB/P	5,000,000	5,184,000
MI State Strategic Fund, Ltd. Rev. Bonds (Detroit
Edison Poll. Control), 5.65s, 9/1/29	A3	1,230,000	1,292,828
			15,401,255

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
Minnesota (1.2%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.),
4.95s, 7/1/22	A	$1,250,000	$1,271,200
Martin Cnty., Hosp. Rev. Bonds (Fairmont Cmnty. Hosp.
Assn.), 6 5/8s, 9/1/22	BBB-/P	4,010,000	4,285,287
MN State Higher Ed. Fac. Auth. VRDN
(St. Olaf College)
Ser. 5-N1, 2.80s, 10/1/32	VMIG1	5,405,000	5,405,000
Ser. 5-M2, 2.80s, 10/1/20	VMIG1	3,525,000	3,525,000
MN State Hsg. Fin. Agcy. Rev. Bonds
(Res. Hsg.), Ser. H
5s, 1/1/36	Aa1	1,000,000	1,049,710
4.3s, 1/1/13	Aa1	670,000	669,551
			16,205,748

Mississippi (0.5%)
MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. G, GNMA Coll., FNMA
Coll., 6.7s, 11/1/29 (Single Fam. Mtge.),	Aaa	950,000	974,187
Ser. B-2, GNMA Coll., FNMA
Coll., 6.45s, 12/1/33 (Single Fam. Mtge.),	Aaa	3,645,000	3,866,252
Ser. B, GNMA Coll., FNMA
Coll., 5 1/2s, 6/1/36	Aaa	1,500,000	1,603,470
			6,443,909

Missouri (1.9%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 1/2s, 6/1/27	A	3,250,000	3,443,180
MO Hsg. Dev. Comm. Rev. Bonds (Home Ownership),
Ser. B, GNMA Coll., FNMA Coll., 5.8s, 9/1/35	AAA	2,500,000	2,710,925
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U.), Ser. A, 5s, 2/15/33	Aa1	9,500,000	9,872,780
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	4,050,000	4,243,712
MO State Hlth. & Edl. Fac. Auth. VRDN
(St. Francis Med. Ctr.), Ser. A, 2.80s, 6/1/26	A-1+	1,395,000	1,395,000
(Cox Hlth. Syst.), AMBAC, 2.95s, 6/1/22	VMIG1	2,300,000	2,300,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Mtge.)
Ser. D-2, GNMA Coll., FNMA Coll., 6 1/2s, 9/1/29	AAA	270,000	281,445
Ser. B-2, GNMA Coll., FNMA Coll., 6.4s, 9/1/29	AAA	755,000	782,980
MO State Hsg. Dev. Comm. Single Fam. Mtge.
Rev. Bonds (Home Ownership Loan), Ser. B,
GNMA Coll., FNMA Coll.
3.85s, 9/1/10	AAA	150,000	149,730
3.6s, 9/1/09	AAA	160,000	159,189
			25,338,941

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
Montana (0.9%)
Forsyth, Poll. Control Mandatory Put Bonds
(Avista Corp.), AMBAC, 5s, 12/30/08	Aaa	$ 5,550,000	$5,767,838
Forsyth, Poll. Control VRDN (Pacific Corp.),
3.02s, 1/1/18	VMIG1	6,010,000	6,010,000
			11,777,838

Nevada (0.3%)
Clark Cnty., Local Impt. Dist. Special Assmt. Bonds
(No. 142), 6.1s, 8/1/18	BB-/P	1,750,000	1,803,428
Clark Cnty., Passenger Fac. Rev. Bonds (Las
Vegas-McCarran Intl. Arpt.), Ser. A, AMBAC,
6.15s, 7/1/07	Aaa	1,590,000	1,672,489
Washoe Cnty., Arpt. Auth. Rev. Bonds, FSA, 5s, 7/1/11	Aaa	500,000	534,640
			4,010,557

New Hampshire (2.7%)
NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
(Lakes Region Hosp. Assn.)
6 1/4s, 1/1/18	BB-/P	2,600,000	2,649,972
5 3/4s, 1/1/08	BB-/P	1,125,000	1,126,519
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Hlth. Care
Syst.-Covenant Hlth.), 6 1/8s, 7/1/31	A	4,000,000	4,361,920
NH State Bus. Fin. Auth. Poll. Control Rev. Bonds,
3 1/2s, 7/1/27	Baa2	2,500,000	2,442,125
NH State Hsg. Fin. Auth. Single Family Rev. Bonds
(Mtge. Acquisition), Ser. C, 5.85s, 1/1/35	Aa2	2,000,000	2,149,980
NH State Tpk. Syst. FRB, Ser. B, FGIC, 2.201s, 11/1/17	Aaa	10,500,000	10,500,000
NH State Tpk. Syst. IFB, Ser. C, FGIC, 11.096s, 11/1/17	Aaa	10,500,000	11,763,990
			34,994,506

New Jersey (3.6%)
Middlesex Cnty., Impt. Auth. Lease Rev. Bonds (Perth
Amboy Muni. Complex), FGIC, 5s, 3/15/31	Aaa	3,500,000	3,656,835
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Vlg., Inc.), Ser. A, 7 1/4s, 11/15/31	BB-/P	2,150,000	2,339,652
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	7,300,000	7,665,730
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	8,000,000	8,427,680
(School Fac. Construction), Ser. L, FSA, 5s, 3/1/25	AAA	1,000,000	1,057,610
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30	Baa3	1,400,000	1,568,294
(South Jersey Hosp.), 6s, 7/1/12	Baa1	5,000,000	5,529,300
(Atlantic City Med. Ctr.), 5 3/4s, 7/1/25	A2	500,000	532,360
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.)
Ser. B, MBIA, 6 1/2s, 6/15/10	Aaa	6,250,000	7,101,188
Ser. A, 5 5/8s, 6/15/14	AA-	3,000,000	3,361,860
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39	BBB	2,000,000	2,327,960
6 3/8s, 6/1/32	BBB	1,775,000	2,019,169

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
New Jersey continued
Tobacco Settlement Fin. Corp. Rev. Bonds
6 1/8s, 6/1/42	BBB	$ 1,500,000	$1,614,630
5 3/4s, 6/1/32	BBB	275,000	287,326
			47,489,594

New Mexico (0.3%)
Farmington, Poll. Control VRDN (AZ Pub. Service Co.),
Ser. B, 2.80s, 9/1/24	VMIG1	1,500,000	1,500,000
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. B-2, GNMA Coll., FNMA Coll., FHLMC Coll.,
6.1s, 7/1/29	AAA	2,485,000	2,565,390
			4,065,390

New York (16.1%)
Long Island, Pwr. Auth. Rev. Bonds, Ser. B, 5
1/4s, 6/1/14	A3	500,000	548,000
Metro. Trans. Auth. Rev. Bonds, Ser. B, MBIA,
5s, 11/15/28	Aaa	500,000	524,430
Nassau Cnty., Hlth. Care Syst. Rev. Bonds, FSA
6s, 8/1/15 (Prerefunded)	Aaa	5,000,000	5,597,850
6s, 8/1/14 (Prerefunded)	Aaa	4,410,000	4,937,304
NY City, G.O. Bonds
Ser. B, MBIA, 6 1/2s, 8/15/10	Aaa	13,235,000	15,020,269
Ser. B, 5 1/2s, 12/1/12	A1	6,475,000	7,084,945
Ser. M, 5s, 4/1/24	A1	7,225,000	7,541,166
NY City, City Transitional Fin. Auth. VRDN, Ser. A,
2 3/4s, 2/15/30	VMIG1	15,000,000	15,000,000
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Polytechnic U.), 6s, 11/1/20	BB+	4,250,000	4,274,055
NY City, Indl. Dev. Agcy. Special Arpt.
Fac. Rev. Bonds (Airis JFK I LLC), Ser. A
6s, 7/1/27	Baa3	11,500,000	11,582,800
5 1/2s, 7/1/28	Baa3	2,000,000	2,002,740
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	1,900,000	1,714,731
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. D, 5s, 6/15/37	AA+	10,850,000	11,288,991
Ser. B, AMBAC, 5s, 6/15/28	Aaa	7,000,000	7,379,330
NY City, State Dorm. Auth. Lease Rev. Bonds (Court
Fac.), 6s, 5/15/39 (Prerefunded)	A+	2,800,000	3,152,576
NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	AA-	10,900,000	12,896,662
(State U. Edl. Fac.), MBIA, 6s, 5/15/16	Aaa	7,500,000	8,355,600
(State U. Edl. Fac.), MBIA, 6s, 5/15/15	Aaa	7,000,000	7,801,780
(U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18	AA-	12,485,000	14,238,269
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	AA-	23,100,000	26,265,393
(North Shore Long Island Jewish Group), 5
3/8s, 5/1/23	A3	1,400,000	1,484,280
(Brooklyn Law School), Ser. B, XLCA, 5 3/8s, 7/1/22	Aaa	1,000,000	1,094,160

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
New York continued
NY State Dorm. Auth. Cap. Appn. Rev. Bonds
(State U.), Ser. B, MBIA, zero %, 5/15/09	Aaa	$23,000,000	$20,284,160
NY State Hwy. & Bridge Auth. Rev. Bonds, Ser. B,
FGIC, 5 1/2s, 4/1/10	Aaa	1,500,000	1,643,850
NY State Hwy. Auth. Rev. Bonds (Hwy. & Bridge Trust
Fund), Ser. B, FGIC, 5s, 4/1/17	AAA	7,000,000	7,601,790
NY State Pwr. Auth. Rev. Bonds, 5s, 11/15/06	Aa2	2,000,000	2,046,200
Port Auth. NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. - 5th Installment),
6 3/4s,10/1/19	BB+/P	6,000,000	6,306,240
(Kennedy Intl. Arpt. - 4th Installment),
6 3/4s, 10/1/11	BB+/P	75,000	78,851
Syracuse, G.O. Bonds (Pub. Impt.), Ser. A, FSA
6s, 4/15/13 (Prerefunded)	Aaa	1,200,000	1,299,036
6s, 4/15/12 (Prerefunded)	Aaa	1,150,000	1,244,910
6s, 4/15/11 (Prerefunded)	Aaa	1,075,000	1,163,720
6s, 4/15/10 (Prerefunded)	Aaa	1,025,000	1,109,593
			212,563,681

North Carolina (6.2%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, MBIA, 7s, 1/1/13	Aaa	11,680,000	14,115,514
Ser. D, 6 3/4s, 1/1/26	Baa2	5,000,000	5,558,650
Ser. B, FGIC, 6s, 1/1/22	Aaa	25,300,000	30,386,818
AMBAC, 6s, 1/1/18	Aaa	7,000,000	8,284,220
Ser. A, 5 3/4s, 1/1/26	Baa2	5,000,000	5,292,850
NC Med. Care Comm. Retirement Fac. Rev. Bonds
(United Methodist Home), 7 1/8s,
10/1/23 (Prerefunded)	BB+/P	3,000,000	3,457,980
(First Mtge.-Forest at Duke), 6 3/8s, 9/1/32	BB+/P	3,000,000	3,159,510
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.)
Ser. B, 6 1/2s, 1/1/20	A3	10,000,000	11,144,900
Ser. A, 5 1/2s, 1/1/13	A3	200,000	219,208
			81,619,650

Ohio (1.7%)
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32	A1	3,000,000	3,328,320
Franklin Cnty., Rev. Bonds (Online Computer Library
Ctr.), 5s, 4/15/11	A	500,000	526,600
Lake Cnty., Indl. Dev. Rev. Bonds (Madison Inn Hlth.
Ctr.), 12s, 5/1/14	A-/P	1,165,544	1,168,469
Middletown, City School Dist. G.O. Bonds (School
Impt.), FGIC, 5s, 12/1/24	Aaa	2,430,000	2,562,945
Midview, Local School Dist. COP (Elementary School
Bldg. Fac.), 5 1/4s, 11/1/30	A	3,500,000	3,651,970
OH State Higher Edl. Fac. Mandatory Put
Bonds (Kenyon College)
5.05s, 7/1/16	A2	1,000,000	1,068,340
4.95s, 7/1/15	A2	5,000,000	5,296,900

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
Ohio continued
OH State Higher Edl. Fac. Rev. Bonds (Case Western
Reserve U.), 5 1/2s, 10/1/22	Aa2	$1,000,000	$1,104,130
OH State Wtr. Dev. Auth. Poll. Control Fac. Rev.
Bonds, 6.1s, 8/1/20	Baa2	3,250,000	3,431,415
U. of Cincinnati Rev. Bonds, Ser. D, AMBAC,
5s, 6/1/23	Aaa	500,000	530,240
			22,669,329

Oklahoma (0.8%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll., FNMA
Coll., 7.1s, 9/1/26	Aaa	730,000	762,814
(Homeownership Loan), Ser. C-2, GNMA Coll.,
FNMA Coll., 5.7s, 9/1/35	Aaa	1,500,000	1,625,865
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	1,230,000	1,225,191
OK State Indl. Dev. Auth. Rev. Bonds (Hlth.
Syst.), Ser. A, MBIA
5 3/4s, 8/15/29	AAA	3,470,000	3,738,092
5 3/4s, 8/15/29 (Prerefunded)	AAA	2,530,000	2,789,705
			10,141,667

Oregon (0.4%)
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Fam. Mtge.)
Ser. B, 5 3/8s, 7/1/34	Aa2	2,000,000	2,123,640
Ser. J, 4.7s, 7/1/30	Aa2	3,335,000	3,355,177
			5,478,817

Pennsylvania (4.5%)
Allegheny Cnty., Sanitation Auth. Rev. Bonds, MBIA,
5s, 6/1/06	Aaa	2,775,000	2,812,463
Allegheny Cnty., Sanitation Auth. Swr. Rev.
Bonds, MBIA
5 1/2s, 12/1/30 (Prerefunded)	Aaa	850,000	938,315
5 1/2s, 12/1/30	Aaa	150,000	162,845
Beaver Cnty., Indl. Dev. Auth. Poll. Control
Mandatory Put Bonds (Cleveland Elec.), 3 3/4s, 10/1/08	Baa2	3,200,000	3,194,592
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
Creek Partners), 6.65s, 5/1/10	BBB-	6,450,000	6,877,635
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen. Hosp.),
5 1/2s, 3/15/26	A	2,000,000	2,114,500
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds (Lehigh
Valley Hosp. Hlth. Network), Ser. A, 5 1/4s, 7/1/32	A1	2,000,000	2,073,940
Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono Med.
Ctr.), 6s, 1/1/43	BBB+	2,125,000	2,260,979
PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak), Ser. A ,
6 1/4s, 11/1/31	A3	1,000,000	1,072,730
PA Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds,
Ser. A, 6.4s, 1/1/09	BB	12,700,000	12,791,059

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
Pennsylvania continued
PA State Pub. School Bldg. Auth. Rev. Bonds
(Philadelphia School Dist.), FSA, 5 1/4s, 6/1/25	Aaa	$9,280,000	$9,936,838
Philadelphia Auth. for Indl. Dev. Rev. Bonds, Ser. B,
FSA, 5 1/4s, 10/1/10	Aaa	1,485,000	1,615,056
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s,
7/1/10 (In default)†	Ca	5,459,248	546
Philadelphia, Indl. Dev. Auth. VRDN
(Fox Chase Cancer Ctr.)
2.81s, 7/1/25	A-1+	2,000,000	2,000,000
2.81s, 7/1/10	VMIG1	600,000	600,000
Philadelphia, School Dist. G.O. Bonds, Ser. A,
AMBAC, 5s, 8/1/22	Aaa	6,000,000	6,328,320
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds
Ser. B, 5 1/4s, 11/1/14	A-	500,000	547,825
Ser. A, FSA, 5s, 7/1/24	Aaa	3,000,000	3,177,720
York Cnty., G.O. Bonds, AMBAC, 5s, 6/1/21	Aaa	485,000	513,731
			59,019,094

Puerto Rico (0.3%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. B, MBIA, 5 7/8s, 7/1/35 (Prerefunded)	Aaa	3,240,000	3,641,404
PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	250,000	270,275
			3,911,679

South Carolina (1.0%)
Florence Cnty., Hosp. Rev. Bonds (McLeod Regl. Med.
Ctr.), Ser. A, FSA, 5 1/4s, 11/1/23	Aaa	500,000	539,645
Florence Cnty., Indl. Dev. Auth. Rev. Bonds (Stone
Container Corp.), 7 3/8s, 2/1/07	B/P	1,345,000	1,348,981
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev.
Bonds, 5 1/2s, 5/1/37	A2	1,000,000	1,061,670
SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds, Ser. A-2,
AMBAC, 5s, 7/1/35	Aaa	2,000,000	2,092,100
SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
6 3/8s, 5/15/30	BBB	7,000,000	8,006,390
			13,048,786

South Dakota (0.1%)
SD State Hlth & Edl. Fac. Auth. Rev. Bonds (Sioux
Valley Hosp. & Hlth. Syst.), Ser. A, 5 1/2s, 11/1/31	A1	1,500,000	1,592,295

Tennessee (1.5%)
Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
(Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33	Baa2	3,000,000	3,573,720
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/25	BBB+	5,000,000	5,944,850
Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.05s, 9/1/12	Baa2	2,000,000	2,136,740

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
Tennessee continued
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26	A3	$310,000	$365,143
6 1/2s, 9/1/26 (Prerefunded)	A3	190,000	223,797
Tennergy Corp. Gas Rev. Bonds, MBIA, 5s, 6/1/06	Aaa	7,550,000	7,651,472
TN Hsg. Dev. Agcy. Rev. Bonds (Home Ownership),
Ser. 1B, 3.85s, 7/1/14	Aa2	395,000	389,213
			20,284,935

Texas (4.9%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A, 5 7/8s, 11/15/18	BB/P	4,250,000	4,329,348
Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
(American Opty-Waterford), Ser. A1, 7s, 12/1/36	Baa1	3,000,000	3,049,830
Edgewood, Indpt. School Dist. Bexar Cnty. G.O. Bonds,
Ser. A, PSFG, 5s, 2/15/29	Aaa	1,035,000	1,078,729
Gateway, Pub. Fac. Corp. Rev. Bonds (Stonegate Villas
Apt.), FNMA Coll., 4.55s, 7/1/34	Aaa	1,500,000	1,544,625
Harris Cnty., Mandatory Put Bonds (Toll Road), FGIC,
5s, 8/15/09	Aaa	3,750,000	3,972,188
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev. Bonds
(Memorial Hermann Hlth. Care Syst.), Ser. A,
5 1/4s, 12/1/18	A2	950,000	1,019,882
Houston, Arpt. Syst. Rev. Bonds, Ser. B, FSA,
5 1/2s, 7/1/30	Aaa	1,000,000	1,070,790
Houston, Wtr. & Swr. Rev. Bonds (Jr. Lien), FSA, 5s,
12/1/30 (Prerefunded)	Aaa	1,000,000	1,081,680
North Central TX Hlth. Fac. Dev. Corp. VRDN (Hosp.
Presbyterian Med. Ctr.), Ser. D, MBIA, 2.93s, 12/1/15	VMIG1	640,000	640,000
Northside Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/24	Aaa	1,705,000	1,787,982
Pflugerville, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/29	AAA	5,000,000	5,211,250
Plano, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/29	Aaa	1,705,000	1,777,036
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	2,500,000	2,688,600
Spring, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/24	Aaa	500,000	524,335
TX State Rev. Bonds, 6.2s, 9/30/11	Aa1	20,800,000	23,619,856
TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7 3/8s, 10/1/20	Aa1	6,500,000	8,580,455
TX State Tpk. Auth. Rev. Bonds (Central Texas Tpk.
Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Aaa	1,000,000	1,080,450
TX Technical University Revenues Rev. Bonds
(Fin. Syst.), Ser. 7th, MBIA
5s, 8/15/08	Aaa	1,000,000	1,050,200
5s, 8/15/07	Aaa	1,000,000	1,034,620
			65,141,856

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
Utah (2.1%)
Intermountain Power Agency Rev. Bonds (UT State Pwr.
Supply), Ser. B, MBIA, 6 1/2s, 7/1/09	Aaa	$19,065,000	$21,264,338
Salt Lake City, Hosp. Rev. Bonds (IHC Hosp. Inc.),
Ser. A, 8 1/8s, 5/15/15	AAA	5,000,000	6,162,800
			27,427,138

Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	Aaa	1,000,000	1,036,920
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	1,200,000	1,250,304
			2,287,224

Virginia (2.2%)
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	4,000,000	4,259,000
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, FSA,
5.929s, 8/23/27	Aaa	21,000,000	24,699,348
Tobacco Settlement Fin. Corp. Rev. Bonds,
5 1/2s, 6/1/26	BBB	250,000	259,658
			29,218,006

Washington (1.5%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist.
No. 1 Production Syst.), FGIC
5s, 9/1/25	Aaa	695,000	724,899
5s, 9/1/24	Aaa	615,000	642,841
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	260,000	288,896
WA State G.O. Bonds
(Motor Vehicle Fuel), Ser. B, MBIA, 5s, 7/1/24	Aaa	5,270,000	5,571,444
Ser. A, FSA, 5s, 7/1/23	Aaa	10,035,000	10,631,581
WA State Hsg. Fin. Comm. Rev. Bonds (Single Family
Program), Ser. 2A, GNMA Coll., FNMA Coll.,
5s, 12/1/25	Aaa	1,240,000	1,295,788
			19,155,449

West Virginia (0.8%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, MBIA, 5s, 6/1/29	Aaa	6,200,000	6,483,216
Marshall Cnty., Poll. Control VRDN (OH Pwr. Co.),
Ser. E, 2.80s, 6/1/22	VMIG1	3,445,000	3,445,000
			9,928,216

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
Wisconsin (1.2%)
Badger Tobacco Settlement Asset Securitization Corp.
Rev. Bonds, 6 3/8s, 6/1/32	BBB	$10,500,000	$11,400,690
WI Hsg. & Econ. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	2,000,000	2,076,120
Wilmot, Unified High School Dist. G.O. Bonds, Ser. B,
FSA, 5s, 3/1/24	Aaa	2,000,000	2,134,400
			15,611,210

Total municipal bonds and notes (cost $1,207,980,498)			$1,292,067,654

PREFERRED STOCKS (1.0%)*

		Shares	Value
Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.		4,000,000	$ 4,330,400
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A, 6.875% cum. pfd.		6,000,000	6,554,100
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s cum. pfd.		2,000,000	2,283,780

Total preferred stocks (cost $12,000,000)			$13,168,280

CORPORATE BONDS AND NOTES (0.3%)* (cost $3,500,000)

		Principal amount	Value
GMAC Muni. Mtge. Trust 144A sub. notes Ser. A1-1, 4.15s, 2039		$3,500,000	$3,485,650

TOTAL INVESTMENTS
Total investments (cost $1,223,480,498)			$1,308,721,584

*	Percentages indicated are based on net assets of $1,317,537,884.
**	The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at
September 30, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not neces-
sarily represent what the agencies would ascribe to these securities at September 30, 2005. Securities rated by Putnam are indicated by “/P” . Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security
ratings are defined in the Statement of Additional Information.
†	Non-income-producing security.
#	A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2005.
At September 30, 2005, liquid assets totaling $1,253,256 have been designated as collateral for open forward commitments.
144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The rates shown on VRDN, Mandatory Put Bonds and Floating Rate Bonds (FRB) are the current interest rates at
September 30, 2005.
The dates shown on Mandatory Put Bonds are the next mandatory put dates.
IFB’s are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2005.

The fund had the following industry group concentrations greater than 10% at September 30, 2005 (as a percentage of net assets):

Utilities	25.4%
Health care	14.9

The fund had the following insurance concentrations greater than 10% at September 30, 2005 (as a percentage of net assets):

AMBAC	13.2%
MBIA	10.9
FGIC	10.4

FUTURES CONTRACTS OUTSTANDING at 9/30/05

		Number of		Expiration	Unrealized
		contracts	Value	date	appreciation
U.S. Treasury Note 5 yr (Short)		35	$3,740,078	Dec-05	$36,527

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05

			Notional	Termination	Unrealized
			amount	date	appreciation
Agreement with JPMorgan Chase Bank, N.A. dated
September 19, 2005 to receive quarterly the notional
amount multiplied by 3.693% and pay quarterly the
notional amount multiplied by the BMA.			$25,000,000	9/2/15	$134,525

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/05

ASSETS
Investments in securities, at value (identified cost $1,223,480,498) (Note 1)	$1,308,721,584

Cash	127,657

Interest and other receivables	19,161,962

Receivable for shares of the fund sold	256,394

Receivable for securities sold	203,797

Unrealized appreciation on swap contracts (Note 1)	134,525

Receivable for variation margin (Note 1)	8,750

Total assets	1,328,614,669

LIABILITIES
Distributions payable to shareholders	1,485,975

Payable for securities purchased	5,885,351

Payable for shares of the fund repurchased	937,032

Payable for compensation of Manager (Note 2)	1,678,452

Payable for investor servicing and custodian fees (Note 2)	112,635

Payable for Trustee compensation and expenses (Note 2)	171,004

Payable for administrative services (Note 2)	4,626

Payable for distribution fees (Note 2)	687,415

Other accrued expenses	114,295

Total liabilities	11,076,785

Net assets	$1,317,537,884

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,251,133,480

Distributions in excess of net investment income (Note 1)	(658,695)

Accumulated net realized loss on investments (Note 1)	(18,349,039)

Net unrealized appreciation of investments	85,412,138

Total Representing net assets applicable to capital shares outstanding	$1,317,537,884

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,243,915,177 divided by 140,758,105 shares)	$8.84

Offering price per class A share
(100/96.25 of $8.84)*	$9.18

Net asset value and offering price per class B share
($58,549,877 divided by 6,622,178 shares)**	$8.84

Net asset value and offering price per class C share
($9,723,597 divided by 1,099,037 shares)**	$8.85

Net asset value and redemption price per class M share
($5,349,233 divided by 603,696 shares)	$8.86

Offering price per class M share
(100/96.75 of $8.86)***	$9.16

*	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

***	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/05

INTEREST INCOME	$69,064,404

EXPENSES
Compensation of Manager (Note 2)	6,810,326

Investor servicing fees (Note 2)	778,919

Custodian fees (Note 2)	160,983

Trustee compensation and expenses (Note 2)	54,796

Administrative services (Note 2)	45,811

Distribution fees -- Class A (Note 2)	2,563,220

Distribution fees -- Class B (Note 2)	561,491

Distribution fees -- Class C (Note 2)	97,915

Distribution fees -- Class M (Note 2)	27,968

Other	238,605

Non-recurring costs (Notes 2 and 5)	15,106

Costs assumed by Manager (Notes 2 and 5)	(15,106)

Total expenses	11,340,034

Expense reduction (Note 2)	(130,605)

Net expenses	11,209,429

Net investment income	57,854,975

Net realized gain on investments (Notes 1 and 3)	9,462,048

Net realized gain on swap contracts (Note 1)	508,874

Net realized loss on futures contracts (Note 1)	(12,639)

Net unrealized depreciation of investments, futures contracts,
and swap contracts during the year	(11,981,974)

Net loss on investments	(2,023,691)

Net increase in net assets resulting from operations	$55,831,284

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/05	9/30/04
Operations:
Net investment income	$57,854,975	$66,376,679

Net realized gain on investments	9,958,283	15,636,455

Net unrealized depreciation of investments	(11,981,974)	(18,733,004)

Net increase in net assets resulting from operations	55,831,284	63,280,130

Distributions to shareholders: (Note 1)

From ordinary income

Class A	(541,295)	(486,934)

Class B	(29,270)	(31,147)

Class C	(3,969)	(3,814)

Class M	(2,458)	(2,624)

From tax-exempt income

Class A	(54,540,890)	(61,558,292)

Class B	(2,376,642)	(3,188,222)

Class C	(337,267)	(383,905)

Class M	(220,693)	(301,162)

Redemption fees (Note 1)	49	--

Decrease from capital share transactions (Note 4)	(86,308,017)	(319,024,791)

Total decrease in net assets	(88,529,168)	(321,700,761)

NET ASSETS
Beginning of year	1,406,067,052	1,727,767,813

End of year (including distributions in excess of net
investment income of $658,695 and $478,032, respectively)	$1,317,537,884	$1,406,067,052

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$8.85	$8.86	$8.88	$8.84	$8.53

Investment operations:
Net investment income	.38	.39	.42	.45	.50

Net realized and unrealized
gain (loss) on investments	(.01)	(.01)	(.02)	.03	.30

Total from
investment operations	.37	.38	.40	.48	.80

Less distributions:
From net investment income	(.38)	(.39)	(.42)	(.44)	(.49)

Total distributions	(.38)	(.39)	(.42)	(.44)	(.49)

Redemption fees	--(c)	--	--	--	--

Net asset value,
end of period	$8.84	$8.85	$8.86	$8.88	$8.84

Total return at
net asset value (%)(a)	4.28	4.45	4.62	5.67	9.56

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,243,915	$1,318,059	$1,602,849	$1,704,023	$1,678,611

Ratio of expenses to
average net assets (%)(b)	.79	.83	.82	.81	.80

Ratio of net investment income
to average net assets (%)	4.29	4.48	4.80	5.09	5.69

Portfolio turnover (%)	13.13	32.64	24.20	17.70	13.40

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset arrangements (Note 2).

(c)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$8.86	$8.86	$8.88	$8.84	$8.53

Investment operations:
Net investment income	.32	.33	.36	.39	.44

Net realized and unrealized
gain (loss) on investments	(.02)	--	(.02)	.03	.30

Total from
investment operations	.30	.33	.34	.42	.74

Less distributions:
From net investment income	(.32)	(.33)	(.36)	(.38)	(.43)

Total distributions	(.32)	(.33)	(.36)	(.38)	(.43)

Redemption fees	--(c)	--	--	--	--

Net asset value,
end of period	$8.84	$8.86	$8.86	$8.88	$8.84

Total return at
net asset value (%)(a)	3.48	3.90	3.92	4.93	8.85

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$58,550	$72,214	$103,996	$116,854	$157,217

Ratio of expenses to
average net assets (%)(b)	1.44	1.48	1.47	1.46	1.45

Ratio of net investment income
to average net assets (%)	3.64	3.84	4.16	4.45	5.02

Portfolio turnover (%)	13.13	32.64	24.20	17.70	13.40

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset arrangements (Note 2).

(c)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$8.86	$8.86	$8.89	$8.84	$8.53

Investment operations:
Net investment income	.31	.32	.35	.38	.43

Net realized and unrealized
gain (loss) on investments	(.01)	--	(.03)	.04	.30

Total from
investment operations	.30	.32	.32	.42	.73

Less distributions:
From net investment income	(.31)	(.32)	(.35)	(.37)	(.42)

Total distributions	(.31)	(.32)	(.35)	(.37)	(.42)

Redemption fees	--(c)	--	--	--	--

Net asset value,
end of period	$8.85	$8.86	$8.86	$8.89	$8.84

Total return at
net asset value (%)(a)	3.46	3.69	3.68	4.95	8.69

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$9,724	$9,690	$11,732	$10,421	$6,502

Ratio of expenses to
average net assets (%)(b)	1.59	1.63	1.62	1.61	1.60

Ratio of net investment income
to average net assets (%)	3.48	3.69	4.00	4.30	5.06

Portfolio turnover (%)	13.13	32.64	24.20	17.70	13.40

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset arrangements (Note 2).

(c)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$8.88	$8.88	$8.90	$8.86	$8.55

Investment operations:
Net investment income	.35	.37	.40	.42	.47

Net realized and unrealized
gain (loss) on investments	(.01)	--	(.03)	.04	.30

Total from
investment operations	.34	.37	.37	.46	.77

Less distributions:
From net investment income	(.36)	(.37)	(.39)	(.42)	(.46)

Total distributions	(.36)	(.37)	(.39)	(.42)	(.46)

Redemption fees	--(c)	--	--	--	--

Net asset value,
end of period	$8.86	$8.88	$8.88	$8.90	$8.86

Total return at
net asset value (%)(a)	3.85	4.26	4.30	5.34	9.22

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$5,349	$6,104	$9,191	$9,318	$9,787

Ratio of expenses to
average net assets (%)(b)	1.09	1.13	1.12	1.11	1.10

Ratio of net investment income
to average net assets (%)	3.99	4.18	4.50	4.80	5.39

Portfolio turnover (%)	13.13	32.64	24.20	17.70	13.40

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset arrangements (Note 2).

(c)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/05

Note 1: Significant accounting policies

Putnam Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as its investment manager believes it to be consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest, to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract.

Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2005, the fund had a capital loss carryover of $9,207,206 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2012.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, market discount, straddle loss deferrals, and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2005, the fund reclassified $16,846 to decrease distributions in excess of net investment income and an increase to accumulated net realized losses of $16,846.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$92,466,479
Unrealized depreciation	(6,712,106)

Net unrealized appreciation	85,754,373
Undistributed tax exempt income	698,762
Undistributed ordinary income	300,646
Capital loss carryforward	(9,207,206)
Cost for federal income
tax purposes	$1,222,967,211

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended September 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended September 30, 2005, Putnam Management has assumed $15,106 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2005, the fund paid PFTC $939,816 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended September 30, 2005, the fund’s expenses were reduced by $130,605 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $450, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended September 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $31,661 and $471 from the sale of class A and class M shares, respectively, and received $57,655 and $253 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2005, Putnam Retail Management, acting as underwriter, received $29 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended September 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $170,843,140 and $254,202,586, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At September 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 9/30/05:
Shares sold	5,699,461	$50,600,815

Shares issued
in connection
with reinvestment
of distributions	4,299,336	38,155,455

	9,998,797	88,756,270

Shares
repurchased	(18,120,494)	(160,777,010)

Net decrease	(8,121,697)	$(72,020,740)

Year ended 9/30/04:
Shares sold	5,799,568	51,094,856

Shares issued
in connection
with reinvestment
of distributions	4,819,067	42,416,837

	10,618,635	93,511,693

Shares
repurchased	(42,737,008)	(375,919,135)

Net decrease	(32,118,373)	$(282,407,442)

CLASS B	Shares	Amount
Year ended 9/30/05:
Shares sold	465,866	$4,139,212

Shares issued
in connection
with reinvestment
of distributions	173,777	1,542,882

	639,643	5,682,094

Shares
repurchased	(2,170,417)	(19,274,990)

Net decrease	(1,530,774)	$(13,592,896)

Year ended 9/30/04:
Shares sold	688,656	$6,047,307

Shares issued
in connection
with reinvestment
of distributions	233,293	2,075,334

	921,949	8,122,641

Shares
repurchased	(4,507,131)	(39,654,978)

Net decrease	(3,585,182)	$(31,532,337)

CLASS C	Shares	Amount
Year ended 9/30/05:
Shares sold	161,318	$1,436,251

Shares issued
in connection
with reinvestment
of distributions	27,337	242,884

	188,655	1,679,135

Shares
repurchased	(182,915)	(1,625,722)

Net increase	5,740	$53,413

Year ended 9/30/04:
Shares sold	166,048	$1,466,246

Shares issued
in connection
with reinvestment
of distributions	30,397	264,844

	196,445	1,731,090

Shares
repurchased	(426,615)	(3,751,813)

Net decrease	(230,170)	$(2,020,723)

CLASS M	Shares	Amount
Year ended 9/30/05:
Shares sold	33,906	$302,147

Shares issued
in connection
with reinvestment
of distributions	20,550	183,030

	54,456	485,177

Shares
repurchased	(138,476)	(1,232,971)

Net decrease	(84,020)	$(747,794)

Year ended 9/30/04:
Shares sold	23,617	$208,212

Shares issued
in connection
with reinvestment
of distributions	26,006	229,529

	49,623	437,741

Shares
repurchased	(396,881)	(3,502,030)

Net decrease	(347,258)	$(3,064,289)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The fund has designated 99.01% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest- ment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund‡
Money Market Fund§
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund
State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.
The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

**	Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment Management, LLC
One Post Office Square Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Proxy Manager

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN041 228907 11/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing

Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2005	$36,951	$-	$4,192	$-
September 30, 2004	$36,097*	$-	$4,150	$316

*Includes fees of $ 548 by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended September 30, 2004. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended September 30, 2005 and September 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $4,192 and $4,466 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
September 30, 2005	$-	$-	$-	$-
September 30, 2004	$-	$-	$-	$-

Item 5. Audit Committee: Not applicable Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/ Michael T. Healy Michael T. Healy Principal Accounting Officer Date: November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter

Principal Executive Officer
Date: November 29, 2005

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar

Principal Financial Officer
Date: November 29, 2005